UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
March 19, 2007
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 19, 2007, Lennox International Inc. (the “Company”) announced that Todd M. Bluedorn was appointed Chief Executive Officer and elected to the Board of Directors of the Company, effective April 2, 2007. Mr. Bluedorn succeeds Robert E. Schjerven, who has served as Chief Executive Officer of the Company since 2001 and held multiple leadership positions within the Company since 1986. Mr. Schjerven will resign from the Company’s Board of Directors effective April 2, 2007 but will continue to serve the Company as Chief Executive Officer Emeritus through June 30, 2007, at which point he will retire from the Company. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.
     Mr. Bluedorn, age 43, has served, since 2004, as President, Americas – Otis Elevator Company. After beginning his career with McKinsey & Company in 1992, he accepted a position with United Technologies Corporation in 1995 as Director, Strategic Planning. He was appointed Vice President, North American Truck and Trailer – Carrier Corporation in 1996, and became Vice President, Southeast Asia Region for Carrier Corporation in 1998. In 2000 he was named President, Hamilton Sundstrand Industrial and became President, North America – Commercial Heating, Ventilation and Air Conditioning for Carrier Corporation in 2001.
     Mr. Bluedorn will be paid a base salary of $800,000 and will participate in the Company’s short-term variable pay programs. Under the Company’s management short-term variable pay program, Mr. Bluedorn’s target payout opportunity is 100% of his base salary, with the threshold payout equal to 50% of the targeted amount and the maximum payout equal to 150% of the targeted amount. For performance above the maximum level, Mr. Bluedorn may receive a payment of up to 225% of the targeted amount. Under the Company’s broad based short-term variable pay program, Mr. Bluedorn’s target payout opportunity is 2% of his base salary, with the threshold payout equal to 50% of the targeted amount and the maximum payout equal to 250% of the targeted amount. The payout of Mr. Bluedorn’s short-term variable pay awards will be pro-rated based on the effective date of his appointment.
     In connection with Mr. Bluedorn’s appointment, he will receive a sign-on bonus of $100,000. He will also receive the following long-term equity incentive awards under the Company’s Amended and Restated 1998 Incentive Plan:

		Number of Shares
Award	Grant Date	Underlying Award
Performance Share Program (“PSP”) Award	April 2, 2007	39,449
Restricted Stock Award	April 2, 2007	23,669
Stock Appreciation Rights	April 2, 2007	48,025
     PSP Award. The performance period for Mr. Bluedorn’s PSP award is January 1, 2007 through December 31, 2009, with payout opportunities ranging from 50% to 200% of the targeted award based on the achievement of minimum, target and maximum performance standard levels at the end of the three-year performance period. To the extent earned, Mr. Bluedorn’s PSP award will be paid in the form of Company common stock.

     Restricted Stock Award. Mr. Bluedorn’ s restricted stock award will vest on December 8, 2009, provided that he remains employed by the Company.
     Stock Appreciation Rights. Mr. Bluedorn’s stock appreciation rights will vest in one-third increments on December 8, 2007, December 8, 2008 and December 8, 2009 and will expire on December 8, 2013. The exercise price for Mr. Bluedorn’s stock appreciation rights will be based on the average of the high and low sales prices of the Company’s common stock on the date of the grant.
     Forms of the PSP award agreement, restricted stock award agreement and stock appreciation rights agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this current report and are incorporated herein by reference.
     Mr. Bluedorn is a party to an employment agreement, an indemnification agreement and a change of control employment agreement with the Company, each of which will be effective as of April 2, 2007. Except as described below, the material terms of Mr. Bluedorn’s agreements are substantially identical to the Company’s form of executive employment agreement (the “Executive Employment Agreement”), form of executive indemnification agreement (the “Executive Indemnification Agreement”) and form of executive change of control employment agreement (the “Executive Change of Control Agreement”), each of which are filed as Exhibits 10.4, 10.5 and 10.6, respectively, to this current report and are incorporated herein by reference. Descriptions of the material terms of the Executive Employment Agreement, the Executive Indemnification Agreement and the Executive Change of Control Employment Agreement are included in the Company’s 2006 Proxy Statement filed with the Securities and Exchange Commission on March 24, 2006 and are incorporated herein by reference.
     Pursuant to Mr. Bluedorn’s employment agreement, in the event of Mr. Bluedorn’s death or permanent disability or, if Mr. Bluedorn terminates his employment for “good reason,” he will be entitled to the same severance benefits as if he were terminated by the Company for any reason other than for cause. “Good reason” includes: (i) any change in Mr. Bluedorn’s position, authority, duties or responsibilities inconsistent with the position of Chief Executive Officer (excluding de minimus and isolated, insubstantial and inadvertent actions taken in good faith and promptly remedied by the Company after notice); (ii) any failure by the Company to comply with any of the provisions of Mr. Bluedorn’s employment agreement (excluding isolated, insubstantial and inadvertent actions taken in good faith and promptly remedied by the Company after notice); (iii) the Company requires him to be based at any office or location other the current headquarters in Richardson, Texas; (iv) any purported termination by the Company of Mr. Bluedorn’s employment otherwise than as expressly permitted by his employment agreement; or (v) any failure by the Board of Directors to nominate him for election as a director. In addition, if Mr. Bluedorn is entitled to receive “enhanced severance benefits” under the agreement and (i) Mr. Bluedorn’s employment with the Company is terminated before the second anniversary of his employment, he will be entitled to receive an amount equal to two times his then current short-term variable pay target payout opportunity or (ii) if Mr. Bluedorn’s employment with the Company is terminated on or after his second anniversary of employment, he will be entitled to receive the total of any payouts under the Company’s short-term variable pay programs actually paid to him over the preceding twenty four (24) month period. All other material terms of Mr. Bluedorn’s employment agreement are substantially identical to the Executive Employment Agreement.

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Item 9.01	Financial Statements and Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Form of PSP Award Agreement under the Amended and Restated 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.2	Form of Employee Restricted Stock Award Agreement under the Amended and Restated 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.3	Form of Employee Stock Appreciation Rights Agreement under the Amended and Restated 1998 Incentive Plan of Lennox International Inc. (filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 13, 2005 and incorporated herein by reference).

10.4	Form of Executive Employment Agreement (filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed on February 27, 2007 and incorporated herein by reference).

10.5	Form of Executive Indemnification Agreement (filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 (Registration No. 333-75725) filed on April 6, 1999 and incorporated herein by reference).

10.6	Form of Executive Change of Control Employment Agreement (filed as Exhibit 10.31 to the Company’s Annual Report on Form 10-K filed on February 27, 2007 and incorporated herein by reference).

99.1	Press Release dated March 19, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

Date: March 19, 2007	By:	/s/ Kenneth C. Fernandez
	Name:	Kenneth C. Fernandez
	Title:	Associate General Counsel

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